Palmer Square Income Plus Fund

Class I (Ticker: PSYPX)

Class T (Ticker: PSTPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

Each a series of Investment Managers Series Trust (the “Trust”)

Supplement dated June 4, 2025 to the currently effective

Summary Prospectuses, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

The Board of Trustees of Investment Managers Series Trust has approved an Agreement and Plan of Reorganization (the “Plan”) for each of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (each, a “Target Fund”), each a series of the Trust, providing for the reorganization of each Target Fund into a corresponding newly created series (each, an “Acquiring Fund”) of Palmer Square Funds Trust (the “Acquiring Trust”). The reorganization of each Target Fund is subject to approval by its shareholders and other customary closing conditions.

Each Acquiring Fund will have identical investment objectives and substantially the same principal investment strategies as its corresponding Target Fund. Following the reorganization, each Target Fund’s current investment advisor, Palmer Square Capital Management LLC (“Palmer Square Capital”), will continue to serve as investment advisor to each Acquiring Fund. In addition, each Acquiring Fund will have the same portfolio managers as the corresponding Target Fund. The Acquiring Trust is comprised exclusively of funds managed by Palmer Square Capital.

The Plan provides for each Target Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Fund’s liabilities. Shareholders of each Target Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Target Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by a Target Fund or its shareholders for federal income tax purposes. Palmer Square Capital will bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Target Fund will be asked to consider and vote on the Plan with respect to their Target Fund. If the required shareholder approval for the reorganization of a Target Fund is obtained, the reorganization of that Target Fund is currently expected to take effect on or around end of third quarter 2025..

Shareholders of each Target Fund will receive a proxy statement with additional information about the shareholder meeting and the proposed reorganizations. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations.

Please file this Supplement with your records.